SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 29, 1997



                            CHAPARRAL RESOURCES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Colorado                      0-7261                    84-0630863
----------------------------      -------------------       ------------------
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
    of incorporation)                                       Identification No.)





     3400 Bissonnet Street, Suite 135, Houston, Texas              77005
     ------------------------------------------------            ---------
        (Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number including area code: (713) 669-0932







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Item 8.  CHANGE IN FISCAL YEAR.
         ----------------------

     On May 29, 1997, the Board of Directors of Chaparral Resources, Inc. ("Company") changed the Company's fiscal year end from November 30 to December
31. The transition period from December 1, 1996 to December 31, 1996, will be covered in the Company's Annual Report on Form 10-K for the new fiscal year ending December 31, 1997.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 2, 1997

                                               CHAPARRAL RESOURCES, INC.




                                               By: /S/HOWARD KARREN
                                                   -----------------------------
                                                   Howard Karren, President


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